THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Marc de F. de Logeres           Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
Michel Somnolet                 Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



[LOGO]
  INDOCAM INTERNATIONAL
  INVESTMENT SERVICES
  Asset Management


[ARTWORK]


                                    THE
                     ---------------------------------------
                                    FRANCE
                     ---------------------------------------
                                    GROWTH
                     ---------------------------------------
                                    FUND, INC.
                     ---------------------------------------



 ANNUAL REPORT FOR
 THE YEAR ENDED
 DECEMBER 31, 1998


                                  [ARTWORK]

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investment primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Indocam International Investment Services (formerly Indosuez International Investment Services) ("IIIS" or the "Investment Adviser") is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $150 billion at December 31, 1998.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. at (800) 852-4750.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, National Association (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, National Association, Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19809. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund. Distributions with respect to shares

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PNC Bank, National Association, P.O. Box 8905, Wilmington, Delaware 19809 or by calling
(800) 852-4750.

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the year ended
December 31, 1998, the Fund did not repurchase any shares of its Common Stock.

OTHER INFORMATION

Since December 31, 1997, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the person primarily responsible for the day-to-day management of the Fund.

The Fund amended its by-laws for two purposes:

     (1) to institute a mandatory retirement policy for all Directors.

     (2) to adopt a fifteen day advance notice provision governing the introduction of shareholder proposals or nominees for election to the Board at any annual meeting of shareholders.

The Tax-Advantaged Managed Distribution Plan
The Board of Directors of the Fund has adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to address the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current significant unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of a portion of long-term capital gains. In adverse market conditions, a

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (concluded)

--------------------------------------------------------------------------------

distribution could constitute a return of capital. The Distribution Plan will remain in effect for a minimum of three years subject to reconsideration by the Board only in the event of a major market decline.

Voluntary Advisory Fee Waiver
The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value.

Adoption of a Single European Currency
Economic Monetary Union ("EMU") occurred on January 1, 1999, when 11 European countries, including France, adopted a single currency--the euro. For participating countries, EMU will mean sharing a single currency and official interest rate, and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank will be responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

The Year 2000 Processing Issue
The management services provided to the Fund by the Investment Adviser and services performed by others, including the custodian and transfer agent, depend upon the smooth operation of their computer systems. The Fund, like all other mutual funds and organizations engaged in financial services, would be adversely affected if the Investment Adviser and other major service providers are not able to properly calculate data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem". The Investment Adviser has made compliance with the Year 2000 Problem a high priority and is taking steps with their computer systems that they believe are reasonably designed to address this issue. The Fund is also seeking assurances that its other major service providers are taking reasonable measures to address Year 2000 issues. Although the Fund does not expect the Year 2000 Problem to adversely impact it, the Fund can not guarantee that the Investment Adviser's or the Fund's other service providers' efforts will be successful.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholders:

From the commencement of investment operations of The France Growth Fund, Inc. (the "Fund") on May 18, 1990, through December 31, 1998, the Fund recorded a return (including dividends) of 163.01% on a French franc basis. For the same period, the Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 90.97%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 72.04%.

On a US dollar basis, the Fund reported a return of 161.95% (including dividends) from the commencement of investment operations to December 31, 1998. For the same period, the SBF 120 Index recorded a return of approximately 90.20%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 71.75% since the beginning of operations.

For fiscal 1998, the Fund reported a net asset value return of 30.77% on a French franc basis (40.88% in US dollar terms) outperforming the SBF 120 by 1.30% on a French franc basis and 1.40% in US dollar terms.

The Paris Bourse achieved record absolute performance in 1998, fueled by a strong economic recovery, an ongoing process of mergers, acquisitions and restructurings in prospect of the birth of the euro, and cash inflows driven by low interest rates (2.88% yield on 3 month rates).

In this bullish but nervous environment, the Fund outperformed its benchmark. Our strategy to emphasize the services sector has been rewarding. Utilities (Suez-Lyonnaise des Eaux, Vivendi), IT companies (Cap Gemini, ATOS) and media companies (Television Francaise 1) have achieved superior performance this year. Pinault Printemps Redoute S.A., in the retail sector, has been a solid stock pick (+66.30% for 1998), fully benefiting from the upturn in consumer spending. Lastly, our decision to be heavily invested in large blue chips (L'Oreal, France Telecom, AXA) enhanced the performance of the portfolio. Indeed, small caps have strongly underperformed large blue chips this year (SBF second Marche index returned only +10.58% in 1998).

At December 31, 1998 the Fund's net asset value per share was US $16.41, up from US $13.12 at December 31, 1997. The market price of US $13.625 was also higher than the market price of the Fund of US $10.50 at December 31, 1997. The discount to net asset value was 16.97% at December 31, 1998 and ranged between 14.6% to 22.9% during 1998.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL OVERVIEW

Although the global economy slowed markedly, French gross domestic product ("GDP") grew an estimated 3.1% in 1998, up from 2.3% during 1997.

                              FRENCH GDP GROWTH

                                 [LINE GRAPH]


                                                     Capital
             GDP Growth       Consumption          Expenditures    Exports

Q4 '93        -0.51%             0.15%               -1.28%         0.88%
Q1 '94         1.18%             0.44%               -0.72%         1.40%
Q2 '94         2.65%             0.74%                0.14%         1.99%
Q3 '94         3.46%             1.25%                0.66%         0.88%
Q4 '94         4.04%             0.95%                0.96%         2.05%
Q1 '95         3.79%             1.17%                1.09%         3.20%
Q2 '95         2.44%             1.44%                0.48%         2.30%
Q3 '95         1.78%             0.92%                0.40%         1.28%
Q4 '95         0.42%             0.49%                0.05%         0.42%
Q1 '96         1.26%             2.11%               -0.33%         0.84%
Q2 '96         1.05%             0.56%                0.03%         0.28%
Q3 '96         1.54%             1.12%               -0.07%         2.03%
Q4 '96         2.39%             1.05%               -0.01%         2.88%
Q1 '97         1.18%            -0.28%               -0.16%         2.01%
Q2 '97         2.43%             0.35%               -0.04%         4.44%
Q3 '97         2.55%             0.48%                0.10%         4.61%
Q4 '97         3.02%             1.58%                0.19%         4.05%
Q1 '98         3.63%             1.85%                0.79%         3.77%
Q2 '98         3.25%             2.44%                0.74%         1.90%
Q3 '98         2.89%             2.21%                0.77%         1.74%

Nevertheless, since the summer, cyclical surveys have indicated tensions within the economy:

     * In the productive sector, there is a growing dichotomy between an exporting sector exposed to the international environment and a protected sector that includes retailing, services and construction.

     * Among economic agents, household confidence remains surprisingly high while business confidence is gradually deteriorating.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

              HOUSEHOLD CONFIDENCE REMAINS HIGH WHEREAS BUSINESS
                         CONFIDENCE IS DETERIORATING

                                [LINE GRAPH]

                French Household              French Manufacturing
                Confidence Index                Confidence Index

Q4 '87                -20                               9%
Q1 '88                -17                               8%
Q2 '88                -14                              11%
Q3 '88                -14                              13%
Q4 '88                -16                              23%
Q1 '89                -16                              17%
Q2 '89                -17                              15%
Q3 '89                -16                              15%
Q4 '89                -13                              16%
Q1 '90                -14                              12%
Q2 '90                -14                               7%
Q3 '90                -25                               6%
Q4 '90                -23                              -4%
Q1 '91                -20                             -12%
Q2 '91                -26                              -5%
Q3 '91                -27                              -3%
Q4 '91                -29                              -3%
Q1 '92                -26                              -1%
Q2 '92                -27                              -4%
Q3 '92                -28                              -6%
Q4 '92                -30                             -15%
Q1 '93                -30                             -23%
Q2 '93                -34                             -21%
Q3 '93                -34                             -20%
Q4 '93                -30                             -11%
Q1 '94                -26                               2%
Q2 '94                -21                              11%
Q3 '94                -17                              13%
Q4 '94                -18                              16%
Q1 '95                -21                               9%
Q2 '95                -15                               3%
Q3 '95                -29                              -4%
Q4 '95                -39                              -2%
Q1 '96                -32                              -5%
Q2 '96                -36                               4%
Q3 '96                -38                               4%
Q4 '96                -32                               4%
Q1 '97                -31                               8%
Q2 '97                -22                               8%
Q3 '97                -21                              15%
Q4 '97                -21                              16%
Q1 '98                -18                              18%
Q2 '98                -15                              19%
Q3 '98                -10                              18%
Q4 '98                -11                               4%
Q1 '99                                                 -2%

The deterioration in industrial prospects has gained momentum markedly since autumn, to the extent it is now affecting the rest of the productive sector.

Since the summer, activity prospects have significantly declined in the capital goods sector, both in production and distribution. Furthermore, the capacity utilization rate dipped in the third quarter. The Institut National des la Statistique et des Etudes Economiques' "investment" survey indicates that since October 1998, business leaders have been expecting their capital expenditure to steady in 1999.

Household consumption, fueled by falling unemployment, was the main engine of growth in late 1998. In 1998, the decline in unemployment from 1997 (12.5% to 11.5%) and gains in household purchasing power (up 3.7%) were reflected in the 3.5% rise in consumption--the most growth since 1986.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                    STRONG RISE IN FRENCH CONSUMPTION AND
                           DECLINE IN UNEMPLOYMENT


                               French                   French Private
                           Unemployment Rate        Consumption Expenditure

Q4 '87                         10.3
Q1 '88                         10.2
Q2 '88                         10
Q3 '88                         10
Q4 '88                          9.8
Q1 '89                          9.6
Q2 '89                          9.5
Q3 '89                          9.3                           0.0307
Q4 '89                          9.1                           0.0305
Q1 '90                          9                             0.0309
Q2 '90                          8.9                           0.0316
Q3 '90                          8.8                           0.0291
Q4 '90                          8.9                           0.027
Q1 '91                          9                             0.0208
Q2 '91                          9.3                           0.0147
Q3 '91                          9.6                           0.0134
Q4 '91                          9.9                           0.0136
Q1 '92                         10.1                           0.016
Q2 '92                         10.3                           0.016
Q3 '92                         10.5                           0.0153
Q4 '92                         10.8                           0.0131
Q1 '93                         11.1                           0.007
Q2 '93                         11.5                           0.0067
Q3 '93                         11.9                           0.0039
Q4 '93                         12.3                           0.0018
Q1 '94                         12.4                           0.0048
Q2 '94                         12.5                           0.0057
Q3 '94                         12.2                           0.0105
Q4 '94                         11.9                           0.0138
Q1 '95                         11.8                           0.0168
Q2 '95                         11.6                           0.0198
Q3 '95                         11.4                           0.0185
Q4 '95                         11.6                           0.0166
Q1 '96                         12.1                           0.0207
Q2 '96                         12.3                           0.017
Q3 '96                         12.4                           0.0178
Q4 '96                         12.5                           0.0201
Q1 '97                         12.5                           0.0101
Q2 '97                         12.5                           0.0092
Q3 '97                         12.5                           0.0066
Q4 '97                         12.4                           0.0089
Q1 '98                         12.1                           0.0178
Q2 '98                         11.9                           0.0266
Q3 '98                         11.8                           0.034
Q4 '98                         11.5
Q1 '99


Such imbalances may not be sustainable in 1999. The positive effects of the crisis in emerging countries (drops in import prices, gains in purchasing power) that offset losses of export market share in 1998 should have less of an impact in 1999. In fact, the contrary should be true as the economy begins to feel the negative effects of the crisis: losses of export market share, falling producer prices, squeezing of margins and increased financial fragility. The clear slowdown in industry should therefore continue to spread to other sectors of activity and the lack of support from foreign trade suggests that the coming months will be dominated by an economic slowdown. We believe that only in late 1999 and early 2000 will the gradual improvement in the international environment enable activity to rebound.

THE EQUITY MARKET

In Euroland, the country factor in investment decisions might be declining but it is not dead, as the performance of the French equity market showed in 1998. During this period, the stock market experienced its best performance of the last decade. Despite high volatility, the CAC 40 index rose 31.5%, higher than many other European markets (the MSCI Europe index rose 20.4%).

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                1998 PARIS BOURSE -- +29.47% IN FRENCH FRANCS
                          SBF 120 INDEX PERFORMANCE

Performance Base 100

            12/29/95     100
             1/2/96      101.56
             1/3/96      103.23
             1/4/96      103.01
             1/5/96      102.47
             1/8/96      102.59
             1/9/96      102.73
             1/10/96     102.31
             1/11/96     101.69
             1/12/96     102.32
             1/15/96     103.08
             1/16/96     104.28
             1/17/96     104.98
             1/18/96     104.79
             1/19/96     105.15
             1/22/96     104.78
             1/23/96     103.85
             1/24/96     104.38
             1/25/96     104.72
             1/26/96     105.45
             1/29/96     105.98
             1/30/96     107.2
             1/31/96     108.3
             2/1/96      108.37
             2/2/96      108.3
             2/5/96      106.67
             2/6/96      106.95
             2/7/96      106.96
             2/8/96      105.79
             2/9/96      106.05
             2/12/96     106.38
             2/13/96     107.13
             2/14/96     106.1
             2/15/96     106.51
             2/16/96     106.2
             2/19/96     105.54
             2/20/96     105.24
             2/21/96     105.33
             2/22/96     106.17
             2/23/96     107.67
             2/26/96     107.06
             2/27/96     107.7
             2/28/96     108.91
             2/29/96     108.75
             3/1/96      110.12
             3/4/96      110.12
             3/5/96      109.49
             3/6/96      109.64
             3/7/96      109.75
             3/8/96      108.23
             3/11/96     106.95
             3/12/96     106.35
             3/13/96     106.95
             3/14/96     107.71
             3/15/96     107.28
             3/18/96     107.91
             3/19/96     107.85
             3/20/96     107.72
             3/21/96     108.05
             3/22/96     107.94
             3/25/96     109.49
             3/26/96     109.52
             3/27/96     110.69
             3/28/96     110.33
             3/29/96     111.55
             4/1/96      112.25
             4/2/96      112.8
             4/3/96      112.62
             4/4/96      113.07
             4/9/96      113.26
             4/10/96     113.99
             4/11/96     112.95
             4/12/96     112.97
             4/15/96     113.26
             4/16/96     114.01
             4/17/96     113.13
             4/18/96     113.68
             4/19/96     114.12
             4/22/96     115.28
             4/23/96     115.12
             4/24/96     115.75
             4/25/96     115.47
             4/26/96     116.57
             4/29/96     116.26
             4/30/96     116.94
             5/2/96      116.66
             5/3/96      115.5
             5/6/96      114.42
             5/7/96      114.18
             5/9/96      114.17
             5/10/96     115.31
             5/13/96     114.89
             5/14/96     115.71
             5/15/96     115.93
             5/17/96     116.53
             5/20/96     115.89
             5/21/96     116.46
             5/22/96     115.29
             5/23/96     115.68
             5/24/96     116.06
             5/28/96     116.76
             5/29/96     116.13
             5/30/96     115.63
             5/31/96     115.76
             6/3/96      116.23
             6/4/96      116.01
             6/5/96      116.21
             6/6/96      116.98
             6/7/96      115.64
             6/10/96     116.42
             6/11/96     116.81
             6/12/96     116.82
             6/13/96     116.32
             6/14/96     115.74
             6/17/96     115.86
             6/18/96     115.62
             6/19/96     115.32
             6/20/96     114.23
             6/21/96     114.32
             6/24/96     115.15
             6/25/96     116.13
             6/26/96     115.91
             6/27/96     115.96
             6/28/96     116.56
             7/1/96      116.33
             7/2/96      116.04
             7/3/96      116.16
             7/4/96      116.72
             7/5/96      115.53
             7/8/96      114.43
             7/9/96      114.31
             7/10/96     114.58
             7/11/96     114.13
             7/12/96     112.82
             7/15/96     111.77
             7/16/96     109.52
             7/17/96     109.92
             7/18/96     110.5
             7/19/96     110
             7/22/96     108.46
             7/23/96     109.35
             7/24/96     107.93
             7/25/96     109.05
             7/26/96     108.52
             7/29/96     108.4
             7/30/96     108.72
             7/31/96     109.82
             8/1/96      110.52
             8/2/96      111.31
             8/5/96      110.82
             8/6/96      110.15
             8/7/96      109.93
             8/8/96      110.12
             8/9/96      109.77
             8/12/96     109.23
             8/13/96     109.39
             8/14/96     109.28
             8/19/96     109.46
             8/20/96     110.9
             8/21/96     109.92
             8/22/96     110.66
             8/23/96     110.9
             8/26/96     110.88
             8/27/96     110.78
             8/28/96     110.34
             8/29/96     109.11
             8/30/96     108.81
             9/2/96      109.17
             9/3/96      108.78
             9/4/96      109.53
             9/5/96      110.14
             9/6/96      110.59
             9/9/96      111.21
             9/10/96     112.15
             9/11/96     112.01
             9/12/96     113.2
             9/13/96     113.89
             9/16/96     114.15
             9/17/96     113.87
             9/18/96     113.53
             9/19/96     113.76
             9/20/96     113.54
             9/23/96     112.83
             9/24/96     113.64
             9/25/96     114.77
             9/26/96     114.71
             9/27/96     114.76
             9/30/96     115.91
            10/1/96      115.57
            10/2/96      116.48
            10/3/96      116.26
            10/4/96      116.85
            10/7/96      116.81
            10/8/96      117.33
            10/9/96      116.8
            10/10/96     116.27
            10/11/96     116.86
            10/14/96     116.77
            10/15/96     118.16
            10/16/96     117.77
            10/17/96     118.13
            10/18/96     119.1
            10/21/96     118.87
            10/22/96     118.55
            10/23/96     117.26
            10/24/96     117.42
            10/25/96     117.91
            10/28/96     117.57
            10/29/96     116.39
            10/30/96     116.34
            10/31/96     117.05
            11/4/96      117.3
            11/5/96      119.28
            11/6/96      120.4
            11/7/96      120.44
            11/8/96      120.3
            11/12/96     121.35
            11/13/96     120.88
            11/14/96     120.83
            11/15/96     121.86
            11/18/96     121.35
            11/19/96     121.89
            11/20/96     121.71
            11/21/96     121.85
            11/22/96     122.63
            11/25/96     123.83
            11/26/96     123.7
            11/27/96     123.44
            11/28/96     124.34
            11/29/96     125.55
            12/2/96      125.76
            12/3/96      127.27
            12/4/96      125.39
            12/5/96      124.81
            12/6/96      122.11
            12/9/96      122.94
            12/10/96     122.87
            12/11/96     121.04
            12/12/96     121.04
            12/13/96     120.64
            12/16/96     121.64
            12/17/96     120.34
            12/18/96     121.32
            12/19/96     122.79
            12/20/96     124.28
            12/23/96     124.36
            12/24/96     124.6
            12/26/96     125.26
            12/27/96     125.47
            12/30/96     126.07
            12/31/96     126.05
             1/2/97      123.47
             1/3/97      124.73
             1/6/97      126.05
             1/7/97      125.96
             1/8/97      127.33
             1/9/97      128.11
             1/10/97     127.2
             1/13/97     128.79
             1/14/97     130.77
             1/15/97     130.3
             1/16/97     131.36
             1/17/97     132.13
             1/20/97     131.28
             1/21/97     131.19
             1/22/97     132.86
             1/23/97     133.85
             1/24/97     132.41
             1/27/97     132.89
             1/28/97     135.07
             1/29/97     134.26
             1/30/97     135.81
             1/31/97     136.5
             2/3/97      136.31
             2/4/97      135.96
             2/5/97      137.82
             2/6/97      138.45
             2/7/97      140.36
             2/10/97     140.37
             2/11/97     139.99
             2/12/97     141.15
             2/13/97     142.46
             2/14/97     142.33
             2/17/97     142.71
             2/18/97     141.98
             2/19/97     140.91
             2/20/97     139.97
             2/21/97     139.41
             2/24/97     139.86
             2/25/97     141.87
             2/26/97     141.64
             2/27/97     142.96
             2/28/97     142.16
             3/3/97      141.78
             3/4/97      144.14
             3/5/97      144.83
             3/6/97      146.46
             3/7/97      146.76
             3/10/97     146.94
             3/11/97     146.07
             3/12/97     143.83
             3/13/97     143.17
             3/14/97     143.72
             3/17/97     141.22
             3/18/97     140.29
             3/19/97     141.19
             3/20/97     139.11
             3/21/97     140.83
             3/24/97     140.42
             3/25/97     142.39
             3/26/97     143.57
             3/27/97     144.1
             4/1/97      140.32
             4/2/97      137.95
             4/3/97      137.15
             4/4/97      137.37
             4/7/97      139.9
             4/8/97      140.35
             4/9/97      142.12
             4/10/97     141.79
             4/11/97     140.45
             4/14/97     139.9
             4/15/97     142.5
             4/16/97     142.66
             4/17/97     142.24
             4/18/97     138.89
             4/21/97     137.56
             4/22/97     137.15
             4/23/97     138.1
             4/24/97     138.6
             4/25/97     138.41
             4/28/97     139.09
             4/29/97     141.4
             4/30/97     142.98
             5/2/97      143.85
             5/5/97      144.61
             5/6/97      143.67
             5/7/97      143.25
             5/9/97      142.78
             5/12/97     145.26
             5/13/97     146.54
             5/14/97     148.8
             5/15/97     148.74
             5/16/97     149.14
             5/20/97     147.49
             5/21/97     149.08
             5/22/97     147
             5/23/97     147.96
             5/26/97     142.4
             5/27/97     143.71
             5/28/97     139.15
             5/29/97     139.09
             5/30/97     139.1
             6/2/97      139.8
             6/3/97      141.16
             6/4/97      141.8
             6/5/97      144.62
             6/6/97      145.79
             6/9/97      144.36
             6/10/97     143.18
             6/11/97     144.48
             6/12/97     147.22
             6/13/97     149.32
             6/16/97     148.87
             6/17/97     147.33
             6/18/97     146.83
             6/19/97     146.27
             6/20/97     147.03
             6/23/97     147.32
             6/24/97     148.54
             6/25/97     152.5
             6/26/97     153.69
             6/27/97     153.63
             6/30/97     152.27
             7/1/97      156
             7/2/97      154.49
             7/3/97      155.75
             7/4/97      155.97
             7/7/97      156.68
             7/8/97      155.96
             7/9/97      156.97
             7/10/97     155.94
             7/11/97     156.48
             7/15/97     157
             7/16/97     158.89
             7/17/97     157.47
             7/18/97     153.77
             7/21/97     153.38
             7/22/97     155.59
             7/23/97     159.36
             7/24/97     158.07
             7/25/97     160.49
             7/28/97     160.41
             7/29/97     160.5
             7/30/97     162.78
             7/31/97     163.41
             8/1/97      162.19
             8/4/97      159.66
             8/5/97      159.18
             8/6/97      161.33
             8/7/97      162.17
             8/8/97      159.49
             8/11/97     158.65
             8/12/97     159.29
             8/13/97     155.87
             8/14/97     155.93
             8/18/97     153.26
             8/19/97     156.53
             8/20/97     158.72
             8/21/97     157.74
             8/22/97     154.99
             8/25/97     154.78
             8/26/97     153.35
             8/27/97     153.42
             8/28/97     151.44
             8/29/97     149.01
             9/1/97      150.52
             9/2/97      155.73
             9/3/97      155.57
             9/4/97      155.81
             9/5/97      155.65
             9/8/97      156.2
             9/9/97      155.14
             9/10/97     153.17
             9/11/97     151.34
             9/12/97     150.86
             9/15/97     153.61
             9/16/97     155.38
             9/17/97     155.89
             9/18/97     157.7
             9/19/97     157.71
             9/22/97     159.58
             9/23/97     158.69
             9/24/97     160.01
             9/25/97     159.14
             9/26/97     158.37
             9/29/97     158.42
             9/30/97     159.59
            10/1/97      161.64
            10/2/97      161.4
            10/3/97      163.17
            10/6/97      162.44
            10/7/97      161.85
            10/8/97      160.15
            10/9/97      157.08
            10/10/97     156.78
            10/13/97     159.12
            10/14/97     159.4
            10/15/97     158.68
            10/16/97     158.47
            10/17/97     156.68
            10/20/97     155.97
            10/21/97     157.84
            10/22/97     156.42
            10/23/97     151.35
            10/24/97     151.05
            10/27/97     146.98
            10/28/97     140.6
            10/29/97     149.21
            10/30/97     145.41
            10/31/97     145.48
            11/3/97      147.89
            11/4/97      147.56
            11/5/97      149.7
            11/6/97      148.01
            11/7/97      144.14
            11/12/97     144.08
            11/13/97     144.16
            11/14/97     144
            11/17/97     147.42
            11/18/97     147.94
            11/19/97     148.16
            11/20/97     149.53
            11/21/97     151.47
            11/24/97     148.76
            11/25/97     148.29
            11/26/97     149.68
            11/27/97     150.8
            11/28/97     152.23
            12/1/97      154.9
            12/2/97      154.84
            12/3/97      154.67
            12/4/97      155.53
            12/5/97      155.48
            12/8/97      156.53
            12/9/97      157.74
            12/10/97     156.64
            12/11/97     151.75
            12/12/97     151.81
            12/15/97     151.96
            12/16/97     155.03
            12/17/97     154.19
            12/18/97     154.24
            12/19/97     151.13
            12/22/97     153.18
            12/23/97     152.75
            12/24/97     153.62
            12/26/97     153.68
            12/29/97     156.89
            12/30/97     158.66
            12/31/97     159.85
             1/2/98      161.84
             1/5/98      163.38
             1/6/98      161.9
             1/7/98      160.57
             1/8/98      158.39
             1/9/98      156.7
             1/12/98     153.33
             1/13/98     155.72
             1/14/98     156.68
             1/15/98     157.27
             1/16/98     159.38
             1/19/98     159.91
             1/20/98     160.94
             1/21/98     160.34
             1/22/98     159.91
             1/23/98     158.83
             1/26/98     160.53
             1/27/98     162.83
             1/28/98     164.53
             1/29/98     166.51
             1/30/98     168.4
             2/2/98      169.17
             2/3/98      169.32
             2/4/98      168.28
             2/5/98      169.43
             2/6/98      170.67
             2/9/98      170.98
             2/10/98     171.75
             2/11/98     171.98
             2/12/98     169.29
             2/13/98     169.67
             2/16/98     171.42
             2/17/98     173.98
             2/18/98     174.2
             2/19/98     172.79
             2/20/98     173.27
             2/23/98     174.25
             2/24/98     173.78
             2/25/98     177.93
             2/26/98     180.42
             2/27/98     181.76
             3/2/98      182.98
             3/3/98      181.69
             3/4/98      180.2
             3/5/98      180.8
             3/6/98      185.17
             3/9/98      187.27
             3/10/98     187.02
             3/11/98     188.07
             3/12/98     187.78
             3/13/98     188.66
             3/16/98     191.47
             3/17/98     194.53
             3/18/98     194.02
             3/19/98     195.82
             3/20/98     195.69
             3/23/98     195.1
             3/24/98     197.88
             3/25/98     201.88
             3/26/98     200.06
             3/27/98     201.42
             3/30/98     200.96
             3/31/98     204.42
             4/1/98      204.93
             4/2/98      207.48
             4/3/98      207.39
             4/6/98      210.02
             4/7/98      206.2
             4/8/98      204.76
             4/9/98      205.88
             4/14/98     204.91
             4/15/98     205.69
             4/16/98     204.01
             4/17/98     204.64
             4/20/98     205.81
             4/21/98     204.78
             4/22/98     203.71
             4/23/98     203.05
             4/24/98     201.48
             4/27/98     196.47
             4/28/98     200.45
             4/29/98     198.67
             4/30/98     205.5
             5/4/98      210.5
             5/5/98      209.32
             5/6/98      209.75
             5/7/98      207.63
             5/11/98     212.78
             5/12/98     211.45
             5/13/98     212.84
             5/14/98     212.65
             5/15/98     211.76
             5/18/98     209.68
             5/19/98     211.19
             5/20/98     214.35
             5/22/98     214.54
             5/25/98     217.73
             5/26/98     218.24
             5/27/98     213.67
             5/28/98     213.83
             5/29/98     215.38
             6/2/98      217.95
             6/3/98      221.03
             6/4/98      219.59
             6/5/98      222.55
             6/8/98      223.54
             6/9/98      223.6
             6/10/98     223.52
             6/11/98     220.28
             6/12/98     215.7
             6/15/98     213.26
             6/16/98     213.47
             6/17/98     217.63
             6/18/98     215.8
             6/19/98     214.65
             6/22/98     213.97
             6/23/98     215.68
             6/24/98     218.61
             6/25/98     222.14
             6/26/98     222.51
             6/29/98     224.17
             6/30/98     222.14
             7/1/98      224.94
             7/2/98      224.54
             7/3/98      226.95
             7/6/98      227.1
             7/7/98      228
             7/8/98      228.29
             7/9/98      227.45
             7/10/98     224.21
             7/15/98     228.38
             7/16/98     229.02
             7/17/98     230.32
             7/20/98     229.48
             7/21/98     227.23
             7/22/98     222.42
             7/23/98     223
             7/24/98     221.23
             7/27/98     217.97
             7/28/98     217.27
             7/29/98     217.92
             7/30/98     220.58
             7/31/98     219.93
             8/3/98      215.78
             8/4/98      213.28
             8/5/98      209.47
             8/6/98      208.98
             8/7/98      212.81
             8/10/98     208.06
             8/11/98     203.27
             8/12/98     207.93
             8/13/98     208.02
             8/14/98     210.16
             8/17/98     209.57
             8/18/98     215.97
             8/19/98     216.14
             8/20/98     214.44
             8/21/98     207.61
             8/24/98     206.87
             8/25/98     211.48
             8/26/98     205.84
             8/27/98     197.68
             8/28/98     196.14
             8/31/98     193.66
             9/1/98      192.68
             9/2/98      196.84
             9/3/98      192.4
             9/4/98      194.49
             9/7/98      194.41
             9/8/98      199.82
             9/9/98      198.22
             9/10/98     189.69
             9/11/98     189.04
             9/14/98     195.71
             9/15/98     194.99
             9/16/98     196.28
             9/17/98     186.09
             9/18/98     182.9
             9/21/98     176.24
             9/22/98     177.13
             9/23/98     180.76
             9/24/98     179.51
             9/25/98     176
             9/28/98     177.41
             9/29/98     177.52
             9/30/98     170.91
            10/1/98      162.81
            10/2/98      161.84
            10/5/98      159.16
            10/6/98      166.56
            10/7/98      164.67
            10/8/98      157.91
            10/9/98      163.88
            10/12/98     172.17
            10/13/98     173.11
            10/14/98     176.91
            10/15/98     177.33
            10/16/98     179
            10/19/98     179.36
            10/20/98     184.12
            10/21/98     182.06
            10/22/98     181.28
            10/23/98     179.96
            10/26/98     182.55
            10/27/98     187.73
            10/28/98     184.99
            10/29/98     184.79
            10/30/98     186.93
            11/2/98      189.63
            11/3/98      190.34
            11/4/98      195.31
            11/5/98      191.15
            11/6/98      190.83
            11/9/98      190.74
            11/10/98     188.54
            11/12/98     189.08
            11/13/98     189.34
            11/16/98     192.12
            11/17/98     190.73
            11/18/98     191.09
            11/19/98     195.39
            11/20/98     199.97
            11/23/98     201.8
            11/24/98     201.66
            11/25/98     202.18
            11/26/98     205.59
            11/27/98     207.21
            11/30/98     202.06
            12/1/98      194.96
            12/2/98      193.06
            12/3/98      195.92
            12/4/98      197.15
            12/7/98      198.44
            12/8/98      198.14
            12/9/98      198.43
            12/10/98     197.22
            12/11/98     194.74
            12/14/98     193.07
            12/15/98     193.59
            12/16/98     195.27
            12/17/98     197.28
            12/18/98     194.79
            12/21/98     199.79
            12/22/98     200.68
            12/23/98     203.53
            12/28/98     203.65
            12/29/98     204.55
            12/30/98     206.96
             1/4/99      216.66
             1/5/99      219.18
             1/6/99      224.11
             1/7/99      220.96
             1/8/99      221.68
             1/11/99     219.68
             1/12/99     214.94
             1/13/99     207.87
             1/14/99     209.39
             1/15/99     212.48
             1/18/99     217.14
             1/19/99     215.15
             1/20/99     218.12
             1/21/99     216.5
             1/22/99     210.28
             1/25/99     211.72
             1/26/99     212.58
             1/27/99     214.07
             1/28/99     219.03
             1/29/99     221.89
             2/1/99      224.38
             2/2/99      221.64
             2/3/99      218.99
             2/4/99      217.82

1998 Second-Half Performance:  -6.83%

Four factors can be attributed for this performance:

     * On average, the French market benefited from a robust upturn in economic growth to a greater extent than its European partners.

     * Restructuring continued to fuel the market and many financial operations fulfilled investors' expectations (Kingfisher/Castorama,
       Sanofi/Synthelabo, Carrefour/Comptoirs Modernes).

     * The current government introduced changes to the tax treatment on share buy-backs. For this year, capital gains will be taxed at a flat rate of 25%, cutting in half the tax bill for certain individuals (54% for top-rate tax payers). Development of share buy-backs can be considered a major event in 1998 as buybacks aggregating FRF 120 billion were announced and should be finalized during the next 18 months.

     * The market has been fueled by liquidity as individuals have been driven to the stock market due to low short and long term interest rates.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

            PARIS BOURSE--1998 SETS A RECORD YEAR IN ACQUISITIONS

                    1994-1997 Average         $ 5.5 Bn
                    1998                      $10.9 Bn

Nevertheless, the market was extremely volatile throughout the second half of 1998. In France, as in the rest of Continental Europe, the financial crisis of the summer of 1998 initially caused a massive and swift drop in stock prices, followed by an equally rapid rally.

During the summer, the market setback was substantial: in three months, the French equity market erased all the gains made during the first six months of 1998. The extent of this correction can be better illustrated by the fact that a large number of stocks in the index were trading at 50% below last June's listed price. Suddenly, prospective earning's growth was sharply revised downward and viewed as an increasingly scarce commodity. Consequently, we redirected the Fund's investments, from value-oriented to defensive growth. The market became far less tolerant regarding profit warnings and disappointing first-half reports. Alcatel is a perfect example of this turnaround in perceptions.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

SBF 120 INDEX--MONTHLY PERFORMANCE DURING THE SECOND HALF OF 1998

                           Monthly Performance in %

                                 [BAR CHART]


                  July 1998                          -0.99%
                  August 1998                       -11.94%
                  September 1998                    -11.75%
                  October 1998                        9.37%
                  November 1998                       8.09%
                  December 1998                       2.42%


The market rebound in the fourth quarter seems to have more to do with correcting the excesses of the third quarter than with a real increase in investor confidence. Nevertheless, the US Federal Reserve's interest rate reductions, followed by those of European central banks and accompanied by the announcement of a financial rescue package for Brazil, offer grounds for no longer believing in a scenario of global deflation.

Since mid-October, the upside has been dramatic (+20.76%), but trading during the fourth quarter was relatively weak. The effect of the emerging market crisis on industrialized countries has been felt primarily in the manufacturing industries, especially those affected by changes in raw material prices (energy, basic products).

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

               SBF 120 INDEX, Change in stock prices by sector
                      July 1, 1998 -- December 31, 1998

                            CAC 40 Index:  -6.20%
                      SBF Second Market Index:  -16.42%

                                 [BAR CHART]

          Energy                                         -26.79%
          Basic Products                                 -14.92%
          Construction                                   -19.20%
          Capital Goods                                  -13.69%
          Automobiles/Autopart Suppliers                 -31.81%
          Consumer Goods                                   4.61%
          Food & Beverage                                 -7.74%
          Retail                                           8.40%
          Services                                         4.24%
          Real Estate                                     -2.17%
          Insurance                                       12.51%
          Banking                                        -16.33%
          Holdings                                        -6.54%

SBF 120 Index:  -6.83%

INVESTMENT STRATEGY

In view of a less favorable economic outlook and worries of emerging markets, we shifted toward stocks with good earnings visibility both across the market and within each sector.

As a result, WE HAVE KEPT THE WEIGHT OF GROWTH STOCKS AT A HIGH LEVEL WITHIN THE PORTFOLIO. With manufacturing coming under strong pressure from international competition, we consider service providers' margins to be better protected. Moreover, the decline in earnings growth recorded since the summer has had little effect on stocks in the services sector.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

     THE FRANCE GROWTH FUND: OVER/UNDER TYPE ALLOCATION vs SBF 120 INDEX

                                 [BAR CHART]

                Defensive Stocks                      2.35%
                Growth Stocks                         5.51%
                Cyclical Stocks                      -0.15%
                Interest Rate-Sensitive Stocks       -2.83%

In this sector, Vivendi and Suez-Lyonnaise des Eaux are among the most overweight in the portfolio. Both companies currently benefit from rising prices due to a determined strategic shift towards strong growth businesses such as mobile telephones and water treatment services. Concerning IT companies, Cap Gemini quickly returned to the high point reached this summer, at which point we reduced our position in favor of Dassault Systemes, which lagged the market but in our view remains attractive.

Lastly, during the past quarter, we built a position in Canal Plus (media), which we believe is likely to benefit from improved sales in France, Italy and Scandinavia. In the retail sector, we have reduced the weighting in Castorama Dubois Investisse following news of an agreement reached with Kingfisher. Kingfisher will take control of the group without permitting minority shareholders to benefit from a public offering. In addition, we increased our position in favor of Carrefour Supermarche which has returned to strong growth with its acquisition of the leading supermarket group Comptoirs Modernes. The listing of a second block of France Telecom stock allowed us to increase positions at a good price.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

The market has favored stocks with strong earnings visibility across all sectors. The visibility factor has prompted us to shift out of Compagnie de Saint-Gobain in favor of Lafarge. This company's building industry business is improving and management's strategy is focused on strengthening positions in downstream cement products (ready-made concrete) in order to protect margins. Earnings visibility has improved.

Finally, prices in the financial sector at the end of the third quarter offered an opportunity to move back into AXA and Societe Generale under excellent conditions. The euro should accelerate the pace of consolidation in the French banking industry, and current valuations will probably give rise to intense speculation of potential mergers.


                Strategic Shifts By Sector Since June 30,1998

                                 [BAR CHART]

Energy                                                 2.19%
Basic Products                                        -0.92%
Construction                                          -1.13%
Capital Goods                                          1.38%
Automobiles/Autopart Suppliers                        -2.30%
Consumer Goods                                        -1.42%
Retail                                                -1.46%
Services                                               2.96%
Insurance                                              0.64%
Banking                                                0.65%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

In an economic environment which we expect to improve during the second half of 1999, the challenge will be to anticipate correctly the turning points for stocks left behind. While it seems too early to move strongly to such stocks, the oil industry, however, appears to offer important potential for recovery. With this in mind, we have reduced the underweight in Elf Aquitaine.


             OVER/UNDER SECTOR ALLOCATION vs BENCHMARK (SBF 120)

                                 [BAR CHART]

                Food & Beverage                       -2.11%
                Insurance                             -1.61%
                Basic Products                        -1.56%
                Consumer Goods                        -1.33%
                Holdings                              -1.11%
                Real Estate                           -0.57%
                Construction                          -0.38%
                Retail                                -0.26%
                Automobiles/Autopart Suppliers        -0.09%
                Banking                                0.42%
                Energy                                 0.66%
                Capital Goods                          1.14%
                Services                               0.0677

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                   PORTFOLIO BREAKDOWN AT DECEMBER 31, 1998
                       (AS A PERCENTAGE OF NET ASSETS)


                                 [PIE CHART]


Capital Goods 19.7%                                       19.70%
Automobiles/Autopart Suppliers 3.7%                        3.70%
Consumer Goods 11.9%                                      11.90%
Food & Beverage 4.0%                                       4.00%
Retail 9.8%                                                9.80%
Services 23.1%                                            23.10%
Insurance 6.0%                                             6.00%
Banking 8.0%                                               8.00%
Other Assets Less Liabilities 0.8%                         0.80%
Energy 7.5%                                                7.50%
Basic Products 1.2%                                        1.20%
Construction 4.3%                                          4.30%


MARKET OUTLOOK

We have a positive view of the French market in 1999. The launch of the euro brings a very favorable stock market climate with:

1) cash inflows from foreign investors,

2) a faster pace of consolidation and business restructuring,

3) legislative changes concerning share buy-backs,

4) the launch of the so-called DSK investment funds, opening the way for life insurance contracts to include significant shares of stock,

5) the debate surrounding the establishment of private pension funds.

However, this optimism should be checked by the early signs of economic downturn visible in industry, the recent weakness of the dollar and the strong pressure on prospects for earnings growth.

In short, the strength of French equities should bring relative positive performance compared to other European markets, but might not deliver such an absolute performance in 1999.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                             FRENCH MARKET RATIOS

                                                   Current Level
                                                 Based on Consensus
                                                  Median Estimates
SBF 120 INDEX COMPANIES                        as of January 28, 1999
-----------------------                        ----------------------
Price Earning Ratio -- 1999 (Estimate)                  18.80X
Price/Book Value -- 1998                                 2.69%
Global Yield -- 1998                                     2.14%
10 Year Bond Yield                                       8.74%
Short-Term Rate (3 Months)                               2.88%


We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund.

Sincerely,


/s/ Bernard Chauvel                         /s/ Jean A. Arvis

Bernard Chauvel                             Jean A. Arvis
President                                   Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.

February 10, 1999

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------
FRENCH EQUITIES -- 99.22%
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
AUTOMOBILES/AUTOPART SUPPLIERS--3.69%
   25,315  Peugeot SA............................................. $  3,919,362
   73,697  Renault SA.............................................    3,310,891
   26,325  Valeo..................................................    2,075,090
                                                                   ------------
                                                                      9,305,343
                                                                   ------------

BASIC PRODUCTS -- 1.26%
   17,379  Air Liquide (a)........................................    3,188,379
                                                                   ------------
CAPITAL GOODS -- 19.70%
   71,668  Alcatel (a)............................................    8,774,103
  305,397  France Telecom SA......................................   24,269,960
   37,225  Lagardere S.C.A........................................    1,582,412
   13,510  Legrand................................................    3,581,226
   73,322  Schneider SA...........................................    4,448,928
   61,240  ST Microelectronics (b)................................    4,822,910
   49,515  Thomson CSF............................................    2,127,009
                                                                   ------------
                                                                     49,606,548
                                                                   ------------
CONSTRUCTION -- 4.32%
   14,385  Bouygues...............................................    2,966,086
    6,824  Colas..................................................    1,436,374
   17,587  Compagnie de
             Saint-Gobain (a).....................................    2,483,648
   42,118  Lafarge SA.............................................    4,002,981
                                                                   ------------
                                                                     10,889,089
                                                                   ------------
CONSUMER GOODS -- 11.86%
    3,260  Essilor International..................................    1,283,694
   20,136  L'Oreal (a)............................................   14,560,487
   85,678  Rhone Poulenc SA (a)...................................    4,410,416
    7,350  Sanofi.................................................    1,210,310
   39,730  Synthelabo.............................................    8,412,491
                                                                   ------------
                                                                     29,877,398
                                                                   ------------
 Shares                                                               Value
---------                                                          ------------
ENERGY -- 7.47%
   70,370  Elf Aquitaine S.A. (a)................................. $  8,136,570
  105,285  Total SA (a)...........................................   10,666,066
                                                                   ------------
                                                                     18,802,636
                                                                   ------------
FINANCIAL SERVICES -- 14.02%
  104,817  AXA SA (a).............................................   15,196,307
  101,485  Banque Nationale de Paris..............................    8,359,298
   68,791  Paribas, A Shares......................................    5,980,274
   35,603  Societe Generale (a)...................................    5,767,087
                                                                   ------------
                                                                     35,302,966
                                                                   ------------
FOOD & BEVERAGE -- 3.98%
   19,960  Groupe Danone (a)......................................    5,716,127
   21,770  LVMH (a)...............................................    4,309,579
                                                                   ------------
                                                                     10,025,706
                                                                   ------------
RETAIL -- 9.83%
   14,335  Carrefour Supermarche (a)..............................   10,825,016
    4,900  Castorama Dubois
             Investisse S.A.......................................    1,118,221
   53,325  Pinault Printemps Redoute S.A..........................   10,193,503
   27,520  Rexel SA...............................................    2,615,558
                                                                   ------------
                                                                     24,752,298
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 1998
--------------------------------------------------------------------------------
FRENCH EQUITIES -- (concluded)
--------------------------------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
SERVICES -- 23.09%
    3,123  Accor.................................................. $    676,361
   10,000  Altran Technologies SA.................................    2,412,744
    8,730  ATOS SA................................................    2,087,575
   17,150  Canal Plus.............................................    4,681,180
   12,433  Cap Gemini SA..........................................    1,996,134
   20,230  Club Mediterranee (b)..................................    1,817,695
    2,950  Club Mediterranee -- Warrants, expiring 3/31/01 (b)....       83,426
   96,000  Cyrano SA..............................................    2,010,381
   60,400  Dassault Systemes SA...................................    2,840,000
    9,632  Havas Advertising......................................    1,611,942
    9,492  Havas Advertising -- Warrants expiring 5/13/01 (b).....       21,237
    8,724  Sodexho Alliance S.A...................................    1,951,853
   61,940  Suez-Lyonnaise des Eaux................................   12,727,245
   22,905  Television Francaise 1.................................    4,079,197
   18,898  Ubi Soft Entertainment SA (b)..........................    3,162,633
   61,048  Vivendi (a)............................................   15,843,852
   58,942  Vivendi -- Warrants, expiring 5/2/01 (b)...............      152,973
                                                                   ------------
                                                                     58,156,428
                                                                   ------------
TOTAL FRENCH EQUITIES
  (cost -- $173,281,947)..........................................  249,906,791
                                                                   ------------

--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.05%
--------------------------------------------------------------------------------

Principal
 Amount                                                               Value
---------                                                          ------------
 $124,000  Brown Brothers Harriman & Co.
           Grand Cayman, 3.75% (c)
           (cost -- $124,000)..................................... $    124,000
                                                                   ------------

TOTAL INVESTMENTS
  (cost -- $173,405,947) -- 99.27%................................  250,030,791

OTHER ASSETS LESS LIABILITIES -- 0.73%............................    1,844,902
                                                                   ------------
NET ASSETS (applicable to 15,345,333 shares; equivalent to $16.41 per share) --  100.00%..........................................
                                                                   $251,875,693
                                                                   ============

------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $25,717,559 at December 31, 1998.
(b) Non-income producing security.
(c) Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost-$173,405,947)....... $250,030,791
    Cash (including French francs at affiliates of $17,245,324
     with a cost of $17,132,845)..................................   17,247,402
    Receivable for avoir fiscal...................................    1,538,468
    Receivable for variation margin on futures contracts..........      153,099
    Dividends and interest receivable.............................       53,192
    Prepaid expenses and other assets.............................      198,270
                                                                   ------------
    Total assets..................................................  269,221,222
                                                                   ------------
LIABILITIES:
    Distribution payable..........................................   16,781,656
    Advisory fee payable..........................................      154,264
    Administration fee payable....................................       36,626
    Accrued expenses..............................................      372,983
                                                                   ------------
    Total liabilities.............................................   17,345,529
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and outstanding
      (100,000,000 shares authorized).............................      153,453
    Additional paid-in capital....................................  162,792,189
    Accumulated net investment income.............................       90,469
    Accumulated net realized gain.................................   11,838,604
    Net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in French
     francs.......................................................   77,000,978
                                                                   ------------
    Net assets applicable to shares outstanding................... $251,875,693
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE.........................................       $16.41

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,673,210 of avoir fiscal
     (net of French withholding taxes of $752,944)..... $4,250,603
    Interest...........................................    111,272  $ 4,361,875
                                                        ----------  -----------
EXPENSES:
    Advisory fees......................................  2,081,980
    Administration fees................................    416,396
    Custodian and accounting fees......................    341,182
    Audit and legal fees...............................    312,171
    Directors' fees and expenses.......................    216,229
    Reports to shareholders............................     75,157
    Shareholder relations expense......................     50,000
    Transfer agent fees................................     27,740
    New York Stock Exchange listing fee................     24,260
    Insurance expense..................................     22,708
    Other expenses.....................................     41,063
                                                        ----------
    Total Expenses.....................................  3,608,886
    Less: Fees waived by Investment Adviser............   (181,661)
                                                        ----------
    Net Expenses.......................................               3,427,225
                                                                    -----------
    Net investment income..............................                 934,650
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments......................................              31,179,384
      Futures contracts................................               3,718,293
      Foreign currency transactions....................                (629,212)
    Net change in unrealized appreciation/depreciation
     of:
      Investments......................................              46,141,620
      Futures contracts................................                 (33,228)
      Other assets and liabilities denominated in
       French francs...................................                 353,882
                                                                    -----------
    Net realized and unrealized gain on investments,
      futures contracts and foreign currency
     transactions......................................              80,730,739
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $81,665,389
                                                                    ===========

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           FOR THE YEAR         FOR THE YEAR
                                               ENDED                ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997
                                          -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............     $     934,650        $   1,351,140
    Net realized gain on investments,
      futures contracts and foreign
      currency transactions............        34,268,465           29,971,323
    Net change in unrealized
      appreciation/depreciation of
      investments, futures contracts
      and other assets and liabilities
      denominated in French francs.....        46,462,274           (7,112,049)
                                            -------------        -------------
    Total from investment operations...        81,665,389           24,210,414
                                            -------------        -------------
DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........                --             (191,110)
    In excess of net investment
      income...........................                --             (491,019)
    From net realized gain on
      investments......................       (31,066,627)         (27,374,204)
                                            -------------        -------------
    Total dividends and
      distributions....................       (31,066,627)         (28,056,333)
                                            -------------        -------------
    Net increase (decrease) in net
      assets...........................        50,598,762           (3,845,919)
NET ASSETS:
    Beginning of year..................       201,276,931          205,122,850
                                            -------------        -------------
    End of year........................     $ 251,875,693        $ 201,276,931
                                            -------------        -------------
                                            -------------        -------------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez (currently known as Credit Agricole Indosuez, an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France) of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of, the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 1998. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in French francs are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in French francs (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend. Pursuant to the 1999 French budget, the avoir fiscal, previously equal to 50% of dividends paid less 15% withholding tax on such credit has been reduced to 45% of dividends paid less 15% withholding tax. The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in French francs are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of French franc denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing French franc denominated assets and liabilities at the period exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in French francs. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

During the year ended December 31, 1998, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At December 31, 1998, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $25,717,559:

                                              COST ON                        U.S.$
   NUMBER OF                   EXPIRATION   ORIGINATION      FRF VALUE       VALUE      UNREALIZED
   CONTRACTS         TYPE         DATE          DATE          12/31/98      12/31/98   APPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      572        CAC 40 Index    1/31/99   FRF 111,442,537 FRF 112,297,900 $20,099,857 $    153,099
                                                                                       ------------
                                                                                       ------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gain. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences, $353,162 has been reclassified from accumulated net investment income to additional paid-in capital and $1,345,643 has been reclassified from additional paid-in capital to accumulated net realized gain, attributable primarily to realized foreign currency losses. Net assets were not affected by these reclassifications.

On December 21, 1998, the Board of Directors declared an ordinary income and long-term capital gain dividend aggregating $1.0936 per share. The dividend was paid on January 15, 1999, to shareholders of record on December 31, 1998.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services (formerly Indosuez International Investment Services), the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the year ended December 31, 1998, the Investment Adviser voluntarily waived $181,661 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.18% of the value of the Fund's average weekly net assets up to $100 million and 0.16% of such assets in excess of $100 million, subject to a minimum annual fee of $150,000. Effective January 1, 1999, the Administrator entered into an amended Administration Agreement with the Fund in which the Administrator will receive as compensation for its services, fees at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million.

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1998, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu, Dynabourse SA, Hayaux du Tilly et Cie and Carr Futures SNC received $72,091, $7,625, $3,331 and $47,259, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition,

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------

Credit Agricole Indosuez earned fees of approximately $48,000 in its capacity as subcustodian for the Fund of which approximately $10,600 was unpaid at December 31, 1998. For the year ended December 31, 1998, the Fund earned $39,014 in interest income from call account deposits held with Credit Agricole Indosuez. At December 31, 1998, the Fund had $16,063,576 and $1,181,748 at Credit Agricole Indosuez and Carr Futures SNC (on deposit for open futures contracts), respectively.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $173,671,875. Accordingly, net unrealized appreciation of investments of $76,358,916 was composed of gross appreciation of $78,294,701 for those investments having an excess of value over cost and gross depreciation of $1,935,785 for those investments having an excess of cost over value.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1998 in the amount of $197,596. Such losses are treated for tax purposes as arising on January 1, 1999.

For the year ended December 31, 1998, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $111,977,209 and $133,542,096, respectively.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

SUBSEQUENT EVENT

The European Economic and Monetary Union ("EMU") and a new currency, the "euro", began in Europe on January 1, 1999. By this, the European Union ("EU") plans to blend the economies of the EU's member states into one integrated market, with unrestricted and unencumbered trade and commerce across borders. Eleven European countries, including France, of the fifteen member EU countries participated in the initial conversion of their currencies to the euro on January 1, 1999. Effective January 1, 1999, the values of the Fund's holdings in French securities and the Fund's securities transactions will primarily be denominated in the euro instead of French francs.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------
                                                              1998           1997          1996          1995          1994
                                                            --------       --------      --------      --------      --------
Net asset value, beginning of year.......................     $13.12         $13.37        $11.60        $10.97        $12.94
                                                            --------       --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income....................................       0.06           0.09          0.11          0.37          0.01 (a)
Net realized and unrealized gain (loss)
  on investments, futures contracts
  and foreign currency transactions......................       5.26           1.49          2.53          1.06         (0.68)(a)
                                                            --------       --------      --------      --------      --------
    Total from investment operations.....................       5.32           1.58          2.64          1.43         (0.67)
                                                            --------       --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income...............................         --          (0.02)        (0.08)        (0.40)        (0.03)
In excess of net investment income.......................         --          (0.03)        (0.00)(b)     (0.01)           --
From net realized gain on investments....................      (2.03)         (1.78)        (0.79)        (0.39)        (0.55)
                                                            --------       --------      --------      --------      --------
    Total dividends and distributions....................      (2.03)         (1.83)        (0.87)        (0.80)        (0.58)
                                                            --------       --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS:
Dilutive effect of rights offering.......................         --             --            --            --         (0.67)
Offering costs charged to additional paid-in capital.....         --             --            --            --         (0.05)
                                                            --------       --------      --------      --------      --------
    Total capital share transactions.....................         --             --            --            --         (0.72)
                                                            --------       --------      --------      --------      --------
Net asset value, end of year.............................     $16.41         $13.12        $13.37        $11.60        $10.97
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
Market value, end of year................................     $13.63         $10.50        $10.38         $9.88         $9.13
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
TOTAL INVESTMENT RETURN: (c).............................      48.20%         19.33%        13.91%        16.62%       (27.05)%
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)....................   $251,876       $201,277      $205,123      $178,080      $168,366
Ratio of expenses to average net assets..................       1.38%(d)       1.48%         1.54%         1.58%         1.63%
Ratio of net investment income to average net assets.....       0.38%(d)       0.64%         0.84%         3.07%         0.19%
Portfolio turnover.......................................         47%            80%           83%           49%           52%

------------------

(a) Based on average shares outstanding.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year, and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) The Investment Adviser waived a portion of its fees during the year ended December 31, 1998. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.46% and the ratio of net investment income to average net assets would have been 0.30%.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the "Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

February 17, 1999

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the French franc/U.S. dollar exchange rate.